Exhibit 99.1
PAGE | 1 Revolutionizing CAR T-Cell Therapy BioPharma NASDAQ: KRBP Kiromic.com MAY 2023

PAGE | Forward Looking Statements 2 This presentation contains forward-looking statements that involve substantial risks and uncertainties. Kiromic makes such forward-looking statements pursuant to the safe harbor provisions of the United States Private Securities Litigation Reform Act, Section 21E of the Securities Exchange Act of 1934, as amended, and other federal securities laws. All statements other than statements of historical facts are forward-looking statements. In some cases, you can identify forward-looking statements by terms such as: “will,” “potential,” “could,” “can,” “believe,” “intends,” “continue,” “plans,” “expects,” “anticipates,” “estimates,” “may,” or the negative of these terms or other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding: Kiromic’s current and anticipated IND applications including statements regarding the scope of and timing for submission of an IND application; the Deltacel™ product platform; the sponsored research agreement and the data that will be generated as a result of such collaboration; the timing for submitting and activating Kiromic’s IND applications; the benefits of utilizing non-genetically engineered Gamma Delta T cells as our first in-human study; Kiromic’s ability to achieve its objectives; and the timing for the initiation and successful completion of Kiromic’s clinical trials of its product candidates. These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, or achievements to be materially different from the information expressed or implied expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties discussed in our Annual Report on Form 10-K for the year ended December 31, 2022, and as detailed from time to time in our SEC filings. You should not rely upon forward-looking statements as predictions of future events. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee that the future results, levels of activity, performance, or events and circumstances reflected in the forward-looking statements will be achieved or occur. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of the forward-looking statements. Such forward-looking statements relate only to events as of the date of this press release. We undertake no obligation to update any forward-looking statements except to the extent required by law.

PAGE | 3 Contents Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference Diamond AITM (Artificial Intelligence)

The Kiromic Difference

PAGE 4

Kiromic BioPharma is the only cell therapy company combining AI-driven genetically edited Gamma Delta T-cells (GDT) with proprietary targeting technology to address solid malignancies.

Diamond AI™ Neural Network

Allogeneic, Off-the-shelf, T-Cell Therapy from Healthy Donors, Versus Frail Cancer Patients

Gamma Delta T-Cell (GDT) Platform

Solid Malignancies

(~90% of all cancers)

In-House cGMP Manufacturing

PAGE | Strategic Competitive Landscape 5 7 Known Companies (including Kiromic) in the Gamma Delta T Cell Therapy space. No Known Competitors with AI-driven Technology Combined with a Gamma Delta CAR-T Delivery Platform. AI-DRIVEN CAR-GDT

PAGE | 6 1 Global CAR T-Cell Therapy Market, By Product Type, By Tumor Type, By Indication, By Treatment Type, By Targeted Antigen, By End User, By Region, Competition, Forecast and Opportunities, 2017-2027 (ReportLinker) 2 American Cancer Society, Cancer Facts & Figures, 2022..https://www.cancer.org/research/cancer-facts-statistics.html Global CAR T-Cell Therapy Market by 20271 (USD) Billion Solid Malignancy Market Opportunity of Cancers Are Solid Malignancies2

PAGE 7

KIROMIC

Competitive Difference

Allogeneic Gamma Delta Based T-Cell Therapies

1 Next Gen Allogeneic Therapy

Allogeneic approach simplifies the supply chain and shortens the lead time.

Previous generation of autologous therapy makes repeat dosing challenging, and gene editing raises manufacturing costs and poses regulatory challenges.

2 Multi Indication Solid Tumor Therapies

Potential broad treatment for solid malignancies that express Kiromic developed biomarkers such as Isomesothelin.

Solid tumors represent approx. 90% of new cancer cases[1].

3 Superior Safety[2-4]

1. Minimal to no projected Cytokine Release Syndrome (CRS).

2. Minimal to no projected Immune Cell Associated Neurotoxicity Syndrome (ICANS).

3. Minimal Projected Graft versus Host Disease (GvHD) therefore no compatibility issues between donors and patients.

4 Superior Efficacy[5]

Strong efficacy in pre-Clinical animal models of CAR-T therapy.

Issues related to low efficacy:

1. Suppressive Tumor micro-environment (TME)
2. T-Cell exhaustion and loss of efficacy

5 In-house Manufacturing

1. Off-The-Shelf vs up to 3-5 weeks for autologous CAR-T such as Kymriah[6].

2. In-house cGMP manufacturing (full control and vertical integration of manufacturing process) including:

a. Unique In-house Vector production
b. Cell therapy production

6 Lower Costs/ Greater Access[7]

1.Potential Outpatient treatment means reduced hospitalization and other treatment related costs.

2. Lower projected cost increases patient and health care professional access to these therapies, and also potentially provides important quality-of-life benefits for patients as well.

[1]American Cancer Society, Cancer Facts & Figures, 2022.https://www.cancer.org/research/cancer-facts-statistics.html
[2]Wang X, et al. Mesothelin isoform 2 is a novel target for allogeneic CAR gamma delta T cell therapy in solid tumors. AACR 2021;Abstract No. 1534
[3]Barber A, et al. Gamma delta T cells engineered with a chimeric PD-1 receptor effectively controls PD-L1 positive tumors in vitro and in vivo with minimal toxicities. AACR 2021; Abstract No.LB148
[4]Xu Y, et al. Allogeneic Vgamma9Vdelta2 T-cell immunotherapy exhibits promising clinical safety and prolongs the survival of patients with late-stage lung or liver cancer." Cell Mol Immunol 18(2):427-439.
[5]Parriott G, et al. T-cells expressing a chimeric-PD1-Dap10-CD3zeta receptor reduce tumour burden in multiple murine syngeneic models of solid cancer. Immunology 160(3):280-294.
[6]NPS Medicine; Consumer Medicine Information; epub
[7]Maziarz RT. CAR T-cell therapy total cost can exceed $1.5M per treatment. Cell Therapy Next; May 29, 2019.

PAGE | 8 Contents Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference Diamond AITM (Artificial Intelligence)

PAGE | Artificial Intelligence and Bioinformatic Analytic Discovery & 9 Development Platform Algorithms and Large-Scale Genomics Analysis for Target Prediction Discovery Development Manufacturing Clinical Trials A.I. integrated with each stage of the Kiromic therapy production lifecycle Discovering New Multi-tumor Targets Identifying Optimal Donors and Patients to Maximize the Therapy Success

PAGE
10

The Kiromic Difference - Diamond AI™ Target Discovery Platform

Diamond AI™ target discovery platform powers innovation and significantly reduces development time and cost.


1
Diamond AI drives discovery by sifting through billions of data points to identify cancer specific immunotherapy targets, donors with the best GDT cell yields, and patients who will most likely benefit from our therapies.
2
Diamond AI prediction and validation platform reduce development costs by seeking to eliminate targets, donors, and patients that will ultimately fail laboratory analysis.
3
Laboratory studies are then performed to confirm the validity of the AI selections.
Large Cancer Genomics Studies
Large Normal Tissue Genomics Studies
Protein Structures, Gene Models, Gene Metadata
Diamond AI™
Data Mining Tools
Cancer / Normal Differences
Cell Surface Proteins
Unique Targetable Peptides
Optimal Donor and Patient Selection
Target Donor & Patient Selection
Target Validation
(Algorithm and wet lab Validation)
Therapy Candidates
Clinical Trials (Phase I)
*
Diamond Donor AI uses demographics, cytometry, and sequence data to identify the best GDT cell donors – reducing manufacturing cost and potentially improving potency. Diamond data mining can guide selecting patients likely to benefit from Kiromic's therapies.
*
Diamond Clinical AI models can continually improve the AI model to maximize efficacy.
*
In Development

PAGE | 11 Contents Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference Diamond AI™ (Artificial Intelligence)

PAGE | Kiromic GDT Cell Therapy - Deltacel 12 Multiple Potential Indications Non-viral, non-engineered, off-the-shelf product candidate targeting stress ligands on cancer cells Non-viral, non-engineered, off-the-shelf product candidate targeting stress ligands on cancer cells Deltacel

PAGE | 13 Gamma Delta T-Cells (GDT): Guardians of the Immune System Off-the-Shelf Cryopreserved Allogeneic Healthy Donors Innate Rapid Acting Potent and Safe Commercially Viable GDT: 1-5% of circulating T-cells

PAGE | 14 Deltacel: Non-Viral Gamma Delta T-Cell Development Bridge between the Innate and Adaptive Immune Response Kiromic Proprietary In-house GDT Cell Isolation and Expansion Rapid Response to Attack Cancer Cells Decreased Toxicity Risk Profile Virus Free Expansion and Production GDT: 1-5% of circulating T-cells

PAGE | GDT Cell Therapy Mechanism of Action: 15 Targeting Unique Identifiers on Tumor Tissues TARGET Deltacel: Stress Ligand GDT Cell Deltacel : GD T-cell Receptor Upon binding, the GDT cells are instructed to kill the tumor cells expressing the respective target. Cancer cell

PAGE | 16 KB-GDT-01 T-Cell Therapy (Deltacel) Strong Efficacy DeltacelTM effectively controls established A549 NSCLC tumors in immunocompromised mice when combined with a low-dose radiation DeltacelTM does not cause any macroscopic or microscopic toxicity, even when given at over 8x the maximum dose that will be tested in the clinical trial KB-GDT-01 T-Cell Therapy (Deltacel) Strong Safety Vehicle Standard Therapy Deltacel (KB-GDT-01) Combo Vehicle Standard Therapy Deltacel (KB-GDT-01) Combo Survival Female, control Male, control Female, Deltacel Male, Deltacel Body weight  There were no treatment-associated impacts on body weights, food consumption, or cage-side/clinical observations. Macroscopic evaluations at necropsy did not identify any evidence of test article-related toxicity. Microscopic histopathological evaluations showed no evidence of Deltacel-related toxicity  Clinical pathology evaluations determined that all fluctuations among individual and mean values of tested analytes were considered sporadic, and not related to the administration of Deltacel.  Plasma cytokine analysis showed that Deltacel administration did not result in the overproduction of inflammatory cytokines which may pose a safety concern.

PAGE 17

Pipeline

Clinical Trial Candidate	Sponsored Research Agreement MD Anderson	Target	Pre-Clinical	Phase I
IND #1 ACCEPTED for NSCLC **Deltacel in combination with low-dose radiation** Allogeneic, Non-Viral, Non-engineered off-the-shelf GDT therapy	Yes	Universal Non-Engineered		Q2 2023 Expected Beginning of Activation Process for IND #1 Clinical Trial
IND #2 **Procel™ in combination with low-dose radiation** Allogeneic, off-the-shelf, GDT CAR-T therapy	Yes	PD-L1		H1 2025* Expected Beginning of Activation Process for IND #2 Clinical Trial
ALEXIS - PRO-1 **Procel™** Allogeneic, off-the-shelf, GDT CAR-T therapy	No	PD-L1		H1 2025 * Expected Beginning of Activation Process for ALEXIS-PRO-1 Clinical Trial
IND #3 **Isocel™ in combination with low-dose radiation** Allogeneic, off-the-shelf, GDT CAR-T therapy	Yes	Isoform of Mesothelin		H1 2025 * Targeting Beginning of Activation Process for IND #3 Clinical Trial
ALEXIS - ISO-1 **Isocel™** Allogeneic, off-the-shelf, GDT CAR-T therapy	No	Isoform of Mesothelin		H1 2025 * Targeting Beginning of Activation Process for ALEXIS-ISO-1 Clinical Trial

* Subject to sufficient financing to support the progression of the development of those additional clinical trial candidates.

PAGE | 18 In-House Manufacturing Creates De-Risked Value Flexible Cellular Therapy Suites Non-viral Vector Cell Engineering Suites 34,000 sq ft Facility Operations 12,000 sq ft R&D Laboratory and Manufacturing Space Dedicated cGMP Microbiology and QC Lab Completed June 2022 Pre-requisite to Beginning the Deltacel Clinical Trial Activation Process

PAGE | 19 Contents Gamma Delta T-cell (GDT) Therapy: Mechanism of Action (MOA), Product Pipeline, cGMP Manufacturing Current Status and Path Forward The Kiromic Difference Diamond AI™ (Artificial Intelligence)

PAGE | 20 Upcoming Milestones* *The milestones and timing of completion are based upon the company’s current expectations in consultation with its partners and vendors. ** Subject to sufficient financing to support the progression of the development of those additional clinical trial candidates.. 1 IND AUTHORIZATION TO EVALUATE DELTACEL IN NON-SMALL CELL LUNG CANCER  MAY 1, 2023 5 3 Beginning of First in-Human Trial Activation for Deltacel • Q2 2023 Data Results from First Patient in Deltacel Clinical Trial • By End of Q4 2023 Initiation of Clinical Trials Expansion Cohort • H2 2024 Submission of new INDs for Procel and Isocel • H1 2025** 4 4 4 2 5

PAGE | 21 Tim Simkiss CPA, MBA Leadership Team Scott Dahlbeck MD, PharmD COSO Texas Tech Univ Health Science Center University of TX Health Science Center Houston College of Pharmacy CEO Pietro Bersani CPA, CGMA CSO/INTERIM COO Leonardo Mirandola Ph.D. CONTROLLER

PAGE | 22 Board of Directors Michael Nagel Chairperson Americo Cicchetti Independent Director Director Pietro Bersani CPA, CGMA

PAGE | Summary Balance Sheet & Cap Table 23 As Reported Balance Sheet Data (As of March 31, 2023) Cash and Cash Equivalents $2,054,300 Working Capital $(6,751,700) Total Assets $13,108,000 Total Stockholders’ Deficit $(8,140,300) Cap Table (As of March 31, 2023) Common Stock 979,243 632 Restricted Stock Units ($258.88 Weighted average grant date fair value) 18,341 Options ($287.58 Weighted average exercise price) 15,416 Warrants ($222.97 Weighted average exercise price) Fully Diluted Common Shares 979,876

PAGE | 24 1American Cancer Society, Cancer Facts & Figures, 2022..https://www.cancer.org/research/cancer-facts-statistics.html. 1 2 3 Value Proposition Summary Gamma Delta CAR-T Cell Therapy Platform In-House cGMP Manufacturing Diamond AITM Neural Network 4 5 Solid Malignancies (~90% of all cancers1 ) Allogeneic, Off-the-shelf Cellular Therapy Cells from healthy donors, not ill cancer patients, for maximum efficacy

PAGE | 25 Revolutionizing CAR T-Cell Therapy BioPharma NASDAQ: KRBP Kiromic.com MAY 2023